Exhibit 23.1

                              ACCOUNTANT'S CONSENT
                              --------------------


The Board of Directors
CarrAmerica Realty Corporation:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in Post-Effective Amendment No. 2 to the registration statement on Form S-3.


                                                KPMG Peat Marwick LLP


Washington, D.C.
December 10, 1998